Neuberger Berman ETF Trust

Neuberger Berman Energy Transition & Infrastructure ETF (the “Fund”)

Supplement to the Statement of Additional Information (“SAI”) dated December 18, 2024, as amended and supplemented

As previously disclosed to shareholders, the Board of Trustees of the Trust and the Fund’s shareholders approved certain changes to the Fund. As part of those changes, effective November 1, 2024, the Fund’s fiscal year end changed from August 31 to October 31, among other changes. Accordingly, all references to the Fund are hereby removed in their entirety from the SAI, dated December 18, 2024. Updated information regarding the Fund is now included in the Summary Prospectus, Prospectus, and SAI, each dated February 28, 2025.

The date of this supplement is February 28, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

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